UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2016
Coty Inc.
(Exact Name of Registrant as Specified in its Charter)

DE	001-35964	13-3823358
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Fifth Avenue New York, NY	10118
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 389-7300
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.
On October 17, 2016, Coty Inc. (“Coty”) announced that it entered into a definitive agreement to acquire ghd (“ghd”), a premium brand in high-end hair styling appliances, for approximately ₤420 million (approximately $510 million).

Coty entered into a Sale and Purchase Agreement for the purchase of ghd, dated as of October 17, 2016 (the “SPA”), with the management sellers named therein (the “Management Sellers”), Gloria Coinvest 1 L.P. (“Coinvest 1”), Lion Capital Fund III L.P. (“Lion”), Lion Capital Fund III SBS L.P. (“Lion SBS”), Lion Capital Fund III (USD) L.P. (“Lion Capital”), Lion Capital Fund III SBS (USD) L.P. (“Lion Capital SBS”, and along with Lion, Lion SBS and Lion Capital, the “Lion Sellers”), Ghd Nominees Limited (“GHD”), and certain other former employee sellers named in the SPA (the “Other Sellers” and, together with the Management Sellers and Lion Sellers, the “Sellers”).

In accordance with the terms of the SPA, at closing, Coty will acquire all of the issued shares in Lion/Gloria TopCo Limited, a private limited company organized under the laws of Jersey, and assume certain intercompany notes. The purchase price is subject to certain adjustments, including for net indebtedness at closing, certain transaction and other costs and the timing of closing of the transaction.

Pursuant to the SPA, the Sellers have generally agreed to conduct the ghd business in the ordinary course consistent with past practice, and to not take certain specified actions with respect to the ghd business without Coty’s consent, during the period between the execution of the SPA and the closing of the transaction. The SPA contains certain customary warranties by the Lion Sellers and Coty, and certain of the Management Sellers have given warranties regarding the ghd business pursuant to certain ancillary agreements. In addition, subject to certain exceptions, the Lion Sellers have agreed to not solicit certain employees or key suppliers of ghd for a period of time after closing. The SPA does not does not provide either party with indemnification rights.

The transaction is expected to be funded with a combination of cash on hand and available debt facilities. The closing of the transaction is subject to certain regulatory clearances and is expected to close by the end of calendar year 2016. If the required regulatory clearances are not obtained by the date that is five months following the execution date of the SPA (the “Long-Stop Date”), the SPA will automatically terminate and Coty will pay the Sellers a break fee.

In addition to the automatic termination of the SPA in the event that required regulatory clearances are not obtained by the Long Stop Date, Coty may terminate the SPA in the event of a fundamental breach by any of the Lion Sellers of certain fundamental warranties set forth in the SPA.

The summary set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the SPA, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 8.01    Other Events.

On October 17, 2016, Coty issued a press release announcing the entry of Coty into the SPA, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Forward-Looking Statements

Certain statements in this communication are forward-looking statements. These forward-looking statements reflect Coty’s current views with respect to the completion of the purchase of ghd. These forward-looking statements are generally identified by words or phrases, such as “anticipate,” “expect,” “should,” “would,” “could,” “intend,” “plan,” “project,” “seek,” “believe,” “will,” “opportunity,” “potential,” and similar words or phrases. Actual results may differ materially from the results predicted due to risks and uncertainties including inaccuracies in our assumptions in evaluating the transaction, difficulties in integrating the ghd into Coty and other difficulties in achieving the expected benefits of the transaction. All statements in this communication, other than those relating to historical information or current conditions, are forward-looking statements. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond the control of Coty, which could cause actual results to differ materially from such statements.

Risks and uncertainties relating to the proposed transaction include, but are not limited to: uncertainties as to the timing of the transaction; the risk that regulatory or other approvals required for the transaction are not obtained or are obtained subject to conditions that are not anticipated; economic conditions with respect to the markets in which ghd operates; competitive responses to the transaction; litigation or investigations involving governmental authorities relating to the transaction; uncertainty of the expected financial performance of Coty following completion of the proposed transaction; the ability of Coty to achieve market expansion contemplated by the proposed transaction within the expected time frame; the ability of Coty to promptly and effectively integrate and manage the ghd business as part of the Coty Professional Beauty division; the effects of the business combination of Coty and ghd, including Coty’s future financial condition, operating results, strategy and plans; and disruption from the proposed transaction making it more difficult to maintain relationships with customers, employees or suppliers.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included elsewhere. More information about potential risks and uncertainties that could affect Coty’s business and financial results is included under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Coty’s Annual Report on Form 10-K for the fiscal year ended June 30, 2016, and other periodic reports Coty has filed and may file with the Securities and Exchange Commission from time to time. Any forward-looking statements made in this communication are qualified in their entirety by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us or our business or operations. Except to the extent required by applicable law, Coty undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1
Sale and Purchase Agreement, dated as of October 17, 2016, by and among Coty Inc., Gloria Coinvest 1 L.P., Lion Capital Fund III L.P., Lion Capital Fund III SBS L.P., Lion Capital Fund III (USD) L.P., Lion Capital Fund III SBS (USD) L.P., Ghd Nominees Limited (“GHD”), the management sellers named therein, and the other individual sellers named therein*

99.1	Press Release of Coty Inc., dated October 17, 2016
*Schedules 1 and 2 have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COTY INC.
(Registrant)

Date:	October 17, 2016	By:	/s/ Jules P. Kaufman
			Name:	Jules P. Kaufman
			Title:	Chief Legal Officer and
Secretary

COTY INC.
EXHIBIT INDEX

Exhibit No.	Description
2.1
Sale and Purchase Agreement, dated as of October 17, 2016, by and among Coty Inc., Gloria Coinvest 1 L.P., Lion Capital Fund III L.P., Lion Capital Fund III SBS L.P., Lion Capital Fund III (USD) L.P., Lion Capital Fund III SBS (USD) L.P., Ghd Nominees Limited (“GHD”), the management sellers named therein, and the other individual sellers named therein*

99.1	Press Release of Coty Inc., dated October 17, 2016
*Schedules 1 and 2 have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the Securities and Exchange Commission upon request.